SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                        Date of Report
                        (Date of earliest
                        event reported):        July 24, 2002


                               FRESH BRANDS, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                      0-549                           39-2019963
---------------           ----------------------                  ----------
(State or other              (Commission File                   (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)


                  2215 Union Avenue, Sheboygan, Wisconsin 53081
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          (Address of principal executive offices, including zip code)


                                 (920) 457-4433
                         (Registrant's telephone number)

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Item 4.   Changes in Registrant's Certifying Accountant.

       As noted in our Form 8-K filed on June 28, 2002, our Board of Directors, upon a recommendation made by our Audit Committee, approved the engagement of KPMG LLP ("KPMG") as our independent auditor for our fiscal year ending December 28, 2002. KPMG LLP has accepted the engagement. During our 2001 and 2000 fiscal years and through the date of this Form 8-K, we did not, nor did anyone acting on our behalf, consult with KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, or any reportable events described under Item 304(a)(2)(ii) of Regulation S-K.


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

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FRESH BRANDS, INC.



Date: July 25, 2002                              By:  /s/ Armand C. Go
                                                    ----------------------------
                                                    Armand C. Go
                                                    Chief Financial Officer,
                                                    Vice President Secretary and
                                                    Treasurer





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